                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the             14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Joint Proxy Statement
[_]  Definitive Additional Materials

                           PIMCO CORPORATE INCOME FUND
                        PIMCO CORPORATE OPPORTUNITY FUND

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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 1, 2005

                           c/o PA Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105

     To the Shareholders of PIMCO Corporate Income Fund ("PCN") and PIMCO
Corporate Opportunity Fund ("PTY") (each a "Fund" and, collectively, the
"Funds"):

     Notice is hereby given that a Joint Annual Meeting of Shareholders (the
"Meeting") of the Funds will be held at the offices of PA Fund Management LLC,
1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday,
March 1, 2005 at 9:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January
21, 2005:

     1.   To elect Trustees of the Funds, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2.   To transact such other business as may properly come before the
          Meeting or any adjournments or postponements thereof.

     The Board of Trustees of each Fund has fixed the close of business on
January 12, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the
Board of Trustees of each Fund.

                                       By order of the Board of Trustees
                                       of each Fund,

                                       /s/ Thomas J. Fuccillo, Secretary
                                       Thomas J. Fuccillo, Secretary

New York, New York
January 21, 2005

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY
PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE
MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPLICABLE ENCLOSED PROXY
OR PROXIES IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN
THE UNITED STATES. PLEASE MARK AND MAIL YOUR PROXY OR PROXIES PROMPTLY IN ORDER
TO SAVE THE FUNDS ANY ADDITIONAL COSTS OF FURTHER PROXY SOLICITATIONS AND IN
ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

                       PIMCO CORPORATE INCOME FUND ("PCN")
                    PIMCO CORPORATE OPPORTUNITY FUND ("PTY")

                           c/o PA Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                  FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 1, 2005

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a "Board") of PCN and PTY (each a "Fund" and, collectively, the "Funds") of proxies to be voted at the Joint Annual Meeting of
Shareholders of the Funds and any adjournment or postponement thereof (the
"Meeting"). The Meeting will be held at the offices of PA Fund Management LLC,
1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday,
March 1, 2005 at 9:00 a.m., Eastern Time.

     The Notice of Joint Annual Meeting of Shareholders (the "Notice"), this
Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about January 24, 2005.

     The Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred
Shareholders" and, together with Common Shareholders, the "Shareholders") of the
Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of the other Fund.

     The Board of each Fund has fixed the close of business on January 12, 2005 as the record date (the "Record Date") for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record
Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of that Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock ("Common Shares") and shares of preferred stock ("Preferred Shares"
and, together with the Common Shares, the "Shares") issued and outstanding of each Fund at the close of business on the Record Date:

                              OUTSTANDING        OUTSTANDING
                    FUND     COMMON SHARES     PREFERRED SHARES
                  -------   ---------------   -----------------
                    PCN     35,712,112        12,000
                    PTY     64,242,099        22,600

     The classes of stock listed in the table above are the only classes of stock currently authorized by each Fund.

     At the Meeting, Preferred Shareholders of each Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting applicable to that Fund. As summarized in the table below, (i) the Common and Preferred
Shareholders of PCN, voting together as a single class, have the right to vote on the election of R. Peter Sullivan III and David C. Flattum as Trustees of the
Fund, (ii) the Common and Preferred Shareholders of PTY, voting together as a single class, have the right to vote on the election of R. Peter Sullivan III and David C. Flattum as Trustees of the Fund, and (iii) the Preferred
Shareholders of PTY, voting as a separate class, have the right to vote on the election of John J. Dalessandro II as a Trustee of the Fund.

                                     SUMMARY

PROPOSAL                                 COMMON SHAREHOLDERS   PREFERRED SHAREHOLDERS
--------------------------------------- --------------------- -----------------------

ELECTION OF TRUSTEES
PCN
o  Election of R. Peter Sullivan III             [X]                    [X]
   and David C. Flattum
PTY
o  Election of R. Peter Sullivan III             [X]                    [X]
   and David C. Flattum
o  Election of John J. Dalessandro II            N/A                    [X]

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy.
If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the
Americas, New York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the
Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

     The principal executive offices of each Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PA Fund Management LLC (the "Manager")
serves as the investment manager of each Fund and retains its affiliate, Pacific
Investment Management Company LLC ("PIMCO" or the "Sub-Adviser"), to serve as each Fund's sub-adviser. Additional information regarding the Manager and PIMCO may be found under "Additional Information -- Investment Manager and Portfolio
Manager" below.

     The solicitation will be by mail primarily and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager

or its affiliates (none of whom will receive additional compensation therefor)
may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne proportionately by each of the Funds based upon each Fund's relative net assets.

     As of January 12, 2005, the Trustees and nominees and the officers of each
Fund as a group and individually beneficially owned less than one percent (1%)
of any Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of each Fund, no person beneficially owned more than five percent (5%)
of the outstanding Shares of any class of any Fund.

                         PROPOSAL: ELECTION OF TRUSTEES

     In accordance with each Fund's Amended and Restated Agreement and
Declaration of Trust (each a "Declaration"), the Trustees of each Fund have been divided into the following three classes (each a "Class"): Class I, Class II and
Class III.

     With respect to PCN, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2006 annual meeting of shareholders; and the term of office of the Class II
Trustees will expire at the 2007 annual meeting of shareholders. Currently, R.
Peter Sullivan III and David C. Flattum are the Class III Trustees on the Board
of the Fund. In September 2004, Mr. Flattum was appointed to fill a Class III vacancy then existing on the Board. In accordance with the Fund's Declaration,
Mr. Flattum shall serve as a Trustee until the Meeting, at which time his term will expire unless re-elected at the Meeting. Because the terms of Messrs.
Sullivan and Flattum will expire at the Meeting, the Nominating Committee has recommended to the Board that Messrs. Sullivan and Flattum be nominated for re-election as Class III Trustees at the Meeting. Consistent with the
Declaration, if elected, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Sullivan and Flattum will serve a term consistent with the Class III Trustees, which will expire at the Fund's 2008 annual meeting.

     With respect to PTY, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the 2006 annual meeting of shareholders; and the term of office of the Class
I Trustees will expire at the 2007 annual meeting of the shareholders.
Currently, R. Peter Sullivan III and John J. Dalessandro II are the Class II
Trustees. In September 2004, David C. Flattum was appointed to fill a Class III vacancy then existing on the Board. In accordance with the Fund's Declaration,
Mr. Flattum shall serve as a Trustee until the Meeting, at which time his term will expire unless re-elected at the Meeting. Because their terms will expire at the Meeting, the Nominating Committee has recommended to each Board that Messrs.
Sullivan and Dalessandro be nominated for re-election as Class II Trustees and
Mr. Flattum be nominated for re-election as a Class III Trustee at the Meeting.
Consistent with the Declaration, if elected, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated.
Therefore, if elected at the Meeting, Messrs. Sullivan and Dalessandro will serve terms consistent with the Class II Trustees, which will expire at the
Fund's 2008 annual meeting, and Mr. Flattum will serve a term consistent with the Class III Trustees, which will expire at the Fund's 2006 annual meeting.

     All members of the Board are or will be, if elected, "Continuing Trustees,"
as such term is defined in the applicable Fund's Declaration, having either served as Trustee since the inception of each Fund or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

     At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees
(whether or not such vacancy has been filled by election of a new Trustee by the Board of Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

     The following table summarizes, for each Fund, the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

TRUSTEE                    CLASS         EXPIRATION OF TERM IF ELECTED*
------------------------   -----------   -------------------------------

PCN
R. Peter Sullivan III      Class III     2008 Annual Meeting
David C. Flattum           Class III     2008 Annual Meeting
PTY
R. Peter Sullivan III      Class II      2008 Annual Meeting
John J. Dalessandro II     Class II      2008 Annual Meeting
David C. Flattum           Class III     2006 Annual Meeting

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*    A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, only those Trustees in a single
Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of a Fund under normal circumstances.
This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for each Fund to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

INFORMATION REGARDING TRUSTEES AND NOMINEES.

     The following table provides information concerning the Trustees/Nominees of the Funds.

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                                    TERM OF                                                FUND           OTHER
                      POSITION(S)   OFFICE AND                                             COMPLEX        DIRECTORSHIPS
NAME,                 HELD          LENGTH                                                 OVERSEEN BY    HELD BY
ADDRESS*,             WITH THE      OF TIME      PRINCIPAL                                 TRUSTEE/       TRUSTEE/
AND AGE               FUND          SERVED       OCCUPATION(S) DURING THE PAST 5 YEARS     NOMINEE        NOMINEE
--------------------- ------------- ------------ ----------------------------------------- -------------- --------------

INDEPENDENT
TRUSTEES/NOMINEES**
Paul Belica           Trustee       PCN          Trustee, Fixed Income SHares, PIMCO             20       Director,
Age 83                              Since        Municipal Income Fund, PIMCO                             Goal
                                    inception    California Municipal Income Fund,                        Funding,
PCN                                 (December    PIMCO New York Municipal Income                          Inc., Goal
(Class II)                          2001)        Fund, PIMCO Corporate Income Fund,                       Funding II,
                                                 PIMCO Municipal Income Fund II,                          Inc.
PTY                                 PTY          PIMCO California Municipal Income
(Class III)                         Since        Fund II, PIMCO New York Municipal
                                    inception    Income Fund II, PIMCO Municipal
                                    (November    Income Fund III, PIMCO California
                                    2002)        Municipal Income Fund III, PIMCO New
                                                 York Municipal Income Fund III,
                                                 PIMCO Corporate Opportunity Fund,
                                                 Nicholas-Applegate Convertible &
                                                 Income Fund, PIMCO High Income
                                                 Fund, Nicholas-Applegate Convertible &
                                                 Income Fund II and PIMCO Floating
                                                 Rate Income Fund; Director, Municipal
                                                 Advantage Fund Inc.; Formerly, Director,
                                                 Student Loan Finance Corp., Education
                                                 Loans, Inc. and Surety Loan Fund Inc.;
                                                 senior executive and member of the
                                                 Board of Smith Barney, Harris Upham &
                                                 Co., and the CEO of five State of New
                                                 York agencies.

Robert E. Connor***   Trustee,      PCN          Trustee, Fixed Income SHares, PIMCO             21       None.
Age 70                Chairman      Since        Municipal Income Fund, PIMCO
                                    inception    California Municipal Income Fund,
Class I                             (December    PIMCO New York Municipal Income
                                    2001)        Fund, PIMCO Corporate Income Fund,
                                                 PIMCO Municipal Income Fund II,
                                    PTY          PIMCO California Municipal Income
                                    Since        Fund II, PIMCO New York Municipal
                                    inception    Income Fund II, PIMCO Municipal
                                    (November    Income Fund III, PIMCO California
                                    2002)        Municipal Income Fund III, PIMCO New
                                                 York Municipal Income Fund III,
                                                 PIMCO Corporate Opportunity Fund,
                                                 Nicholas-Applegate Convertible &
                                                 Income Fund, Nicholas-Applegate
                                                 Convertible & Income Fund II, PIMCO
                                                 High Income Fund, PIMCO Floating
                                                 Rate Income Fund and PIMCO Floating
                                                 Rate Strategy Fund; Director, Municipal
                                                 Advantage Fund, Inc.; Corporate Affairs
                                                 Consultant. Formerly, Senior Vice
                                                 President, Corporate Office, Salomon
                                                 Smith Barney Inc.

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS IN
                                TERM OF                                               FUND           OTHER
                  POSITION(S)   OFFICE AND                                            COMPLEX        DIRECTORSHIPS
NAME,             HELD          LENGTH                                                OVERSEEN BY    HELD BY
ADDRESS*,         WITH THE      OF TIME      PRINCIPAL                                TRUSTEE/       TRUSTEE/
AND AGE           FUND          SERVED       OCCUPATION(S) DURING THE PAST 5 YEARS    NOMINEE        NOMINEE
----------------- ------------- ------------ ---------------------------------------- -------------- --------------

John J.           Trustee       PCN          Trustee, PIMCO Municipal Income Fund,          16       None.
Dalessandro II                  Since        PIMCO Corporate Income Fund, PIMCO
Age 67                          inception    California Municipal Income Fund,
                                (December    PIMCO New York Municipal Income
Class II                        2001)        Fund, PIMCO Municipal Income Fund II,
                                             PIMCO California Municipal Income
                                PTY          Fund II, PIMCO New York Municipal
                                Since        Income Fund II, PIMCO Municipal
                                inception    Income Fund III, PIMCO California
                                (November    Municipal Income Fund III, PIMCO New
                                2002)        York Municipal Income Fund III,
                                             PIMCO Corporate Opportunity Fund,
                                             Nicholas-Applegate Convertible &
                                             Income Fund, Nicholas-Applegate
                                             Convertible & Income Fund II, PIMCO
                                             High Income Fund, PIMCO Floating
                                             Rate Income Fund and PIMCO Floating
                                             Rate Strategy Fund. Formerly, President
                                             and Director, J.J. Dalessandro II Ltd.,
                                             registered broker-dealer and member of
                                             the New York Stock Exchange.

Hans W. Kertess   Trustee       PCN          President, H. Kertess & Co.; Trustee,          16       None.
Age 65                          Since        PIMCO Municipal Income Fund, PIMCO
                                inception    California Municipal Income Fund,
Class I                         (December    PIMCO New York Municipal Income
                                2001)        Fund, PIMCO Corporate Income Fund,
                                             PIMCO Municipal Income Fund II,
                                PTY          PIMCO California Municipal Income
                                Since        Fund II, PIMCO New York Municipal
                                October      Income Fund II, PIMCO Municipal
                                2003         Income Fund III, PIMCO California
                                             Municipal Income Fund III, PIMCO New
                                             York Municipal Income Fund III,
                                             PIMCO Corporate Opportunity Fund,
                                             Nicholas-Applegate Convertible &
                                             Income Fund, PIMCO High Income
                                             Fund, Nicholas-Applegate Convertible &
                                             Income Fund II, PIMCO Floating Rate
                                             Income Fund and PIMCO Floating Rate
                                             Strategy Fund. Formerly, Managing
                                             Director, Royal Bank of Canada Capital
                                             Markets.

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                                      TERM OF                                              FUND           OTHER
                        POSITION(S)   OFFICE AND                                           COMPLEX        DIRECTORSHIPS
NAME,                   HELD          LENGTH                                               OVERSEEN BY    HELD BY
ADDRESS*,               WITH THE      OF TIME      PRINCIPAL                               TRUSTEE/       TRUSTEE/
AND AGE                 FUND          SERVED       OCCUPATION(S) DURING THE PAST 5 YEARS   NOMINEE        NOMINEE
----------------------- ------------- ------------ --------------------------------------- -------------- --------------

R. Peter Sullivan III   Trustee       PCN          Trustee, PIMCO Municipal Income Fund,         15       None.
Age 63                                Since        PIMCO California Municipal Income
                                      April 2002   Fund, PIMCO New York Municipal
PCN                                                Income Fund, PIMCO Corporate Income
Class III                             PTY          Fund, PIMCO Municipal Income Fund II,
                                      Since        PIMCO California Municipal Income
PTY                                   September    Fund II, PIMCO New York Municipal
Class II                              2004         Income Fund II, PIMCO Municipal
                                                   Income Fund III, PIMCO California
                                                   Municipal Income Fund III, PIMCO
                                                   Corporate Opportunity Fund, PIMCO
                                                   New York Municipal Income Fund III,
                                                   Nicholas-Applegate Convertible &
                                                   Income Fund, PIMCO High Income
                                                   Fund, Nicholas-Applegate Convertible &
                                                   Income Fund II and PIMCO Floating
                                                   Rate Income Fund. Formerly, Managing
                                                   Partner, Wagner Stott Mercator (a/k/a
                                                   Bear Wagner Specialists LLC) (NYSE
                                                   specialist firm).

INTERESTED
TRUSTEE/NOMINEE+
David C. Flattum        Trustee       Since        Managing Director, Chief Operating            53       None.
Age: 40                               September    Officer, General Counsel and member of
                                      2004         the Management Board, Allianz Global
Class III                                          Investors of America L.P. ("AGI");
                                                   Member of Management Board, PA Fund
                                                   Management LLC; Trustee, PIMCO
                                                   Funds: Multi-Manager Series, PIMCO
                                                   Municipal Income Fund, PIMCO
                                                   California Municipal Income Fund,
                                                   PIMCO New York Municipal Income
                                                   Fund, PIMCO Corporate Income Fund,
                                                   PIMCO Municipal Income Fund II,
                                                   PIMCO California Municipal Income
                                                   Fund II, PIMCO New York Municipal
                                                   Income Fund II, PIMCO Municipal
                                                   Income Fund III, PIMCO California
                                                   Municipal Income Fund III, PIMCO New
                                                   York Municipal Income Fund III,
                                                   PIMCO Corporate Opportunity Fund,
                                                   Nicholas-Applegate Convertible &
                                                   Income Fund, PIMCO High Income
                                                   Fund, Nicholas-Applegate Convertible &
                                                   Income Fund II and PIMCO Floating
                                                   Rate Income Fund; Director, Municipal
                                                   Advantage Fund. Formerly, Managing
                                                   Director, General Counsel, Head of
                                                   Corporate Functions and member of
                                                   Management Board of AGI; Partner,
                                                   Latham & Watkins LLP (1998-2001).

----------
*    Unless otherwise indicated, the business address of the persons listed above is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York,
     New York 10105.

**   "Independent Trustees" or "Independent Nominees" are those Trustees or nominees who are not "interested persons," of the Funds as defined in the
     Investment Company Act of 1940, as amended (the "1940 Act"). "Interested
     Trustees" or "Interested Nominees" are those who are "interested persons"
     of the Funds.

***  In addition to the positions noted, Mr. Connor previously provided consulting services, as an independent contractor, to Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global Markets
     Inc.

+    Mr. Flattum is an "interested person" of the Fund due to his affiliation with AGI and the Manager. In addition to Mr. Flattum's positions with affiliated persons of the Funds set forth in the table above, he holds the following positions with affiliated persons: Director of PIMCO Global
     Advisors (Resources) Limited; Managing Director, Allianz Dresdner Asset
     Management U.S. Equities LLC, Allianz Hedge Fund Partners Holding L.P.,
     Allianz Pac-Life Partners LLC, PA Holdings LLC; Director and Chief
     Executive Officer, Oppenheimer Group, Inc.

     The following table states the dollar range of equity securities beneficially owned as of January 12, 2005 by each Trustee and nominee of each
Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee or nominee in the "family of investment companies," including the
Funds.

                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                   DOLLAR RANGE OF EQUITY        REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE/NOMINEE    FUND   SECURITIES IN THE FUNDS   TRUSTEE/NOMINEE IN THE FAMILY OF INVESTMENT COMPANIES*
------------------------- ------ ------------------------- -------------------------------------------------------

INDEPENDENT TRUSTEES/NOMINEES
Paul Belica                 PCN            None.                               Over $100,000.
                            PTY
Robert E. Connor            PCN            None.                                    None.
                            PTY
Hans W. Kertess             PCN            None.                                    None.
                            PTY
R. Peter Sullivan III       PCN            None.                                    None.
                            PTY
John J. Dalessandro II      PCN            None.                                    None.
                            PTY

INTERESTED TRUSTEE/NOMINEE
David C. Flattum            PCN            None.                               Over $100,000.
                            PTY

----------
*    Securities are valued as of January 12, 2005.

     To the knowledge of each Fund, as of January 12, 2005, Trustees and nominees who are Independent Trustees and their immediate family members did not own securities of the holding company of the Manager or Sub-Adviser of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or
Sub-Adviser of a Fund.

     COMPENSATION. The Funds, PIMCO Municipal Income Fund, PIMCO California
Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal
Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York
Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California
Municipal Income Fund III, PIMCO New York Municipal Income Fund III,
Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible &
Income Fund II, PIMCO High Income Fund, PIMCO Floating Rate Income Fund and
PIMCO Floating Rate Strategy Fund (collectively, the "PA Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible.
Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or PIMCO or any entity controlling,

controlled by or under common control with the Manager or PIMCO, receives compensation for their attendance at joint meetings and for their service on
Board committees. Trustees will receive up to a maximum of (i) $25,000 for each quarterly joint meeting for the first four joint meetings in each year, (ii)
$5,000 for each additional joint meeting in such year if the meetings are attended in person and (iii) $1,000 for joint telephonic meetings. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund per meeting of the Audit Oversight Committees for those
PA Closed-End Funds for which they serve as Trustee and Audit Oversight
Committee Member. The Chairman of the PA Closed-End Funds will receive an additional $2,500 per fund per year. The Audit Oversight Committee Chairmen will receive an additional $500 per fund per year. Trustees will also be reimbursed for meeting-related expenses.

     Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the PA Closed-End Funds on whose Boards the Trustee serves based on each such Fund's net assets, including assets attributable to the Fund's Preferred Shares.

     The PA Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

     The following table provides information concerning the compensation paid to the Trustees by (i) PCN for the fiscal year ended October 31, 2004 and (ii)
PTY for the fiscal year ended November 30, 2004. For the calendar year ended
December 31, 2004, the Trustees and nominees received the compensation set forth in the following table for serving as trustees of the Funds and other funds in the same "Fund Complex" as the Funds. Each officer and Trustee, such as Mr.
Flattum, who is a director, officer, partner, member or employee of the Manager or PIMCO, or any entity controlling, controlled by or under common control with the Manager or PIMCO, serves without any compensation from the Funds.

                               COMPENSATION TABLE

                                                                                       TOTAL COMPENSATION FROM THE
                                                                                       FUNDS AND FUND COMPLEX PAID
                          AGGREGATE COMPENSATION FROM    AGGREGATE COMPENSATION FROM   TO TRUSTEES/NOMINEES FOR THE
NAME OF                        PCN FOR THE FISCAL            PTY FOR THE FISCAL            CALENDAR YEAR ENDED
TRUSTEE/NOMINEE*          YEAR ENDED OCTOBER 31, 2004   YEAR ENDED NOVEMBER 30, 2004       DECEMBER 31, 2004**
------------------------ ----------------------------- ------------------------------ -----------------------------

Paul Belica                          $8,703                        $14,120                       $130,762
Robert E. Connor                     $9,294                        $14,910                       $151,286
Hans W. Kertess                      $9,111                        $14,603                       $131,705
R. Peter Sullivan III                $3,034                        $ 3,481                       $ 65,712
John J. Dalessandro II               $8,294                        $12,910                       $121,539

----------
*    Mr. Flattum does not receive compensation from the Funds for his services as Trustee.

**   In addition to the PA Closed-End Funds, during the most recently completed fiscal years, Mr. Belica and Mr. Connor served as Trustees of one open-end investment company (comprising four separate investment portfolios) advised by the Manager and one closed-end investment company advised by the
     Manager. These investment companies are considered to be in the same "Fund
     Complex" as the Funds.

     The Funds have no employees. Their officers are compensated by the Manager,
PIMCO or one of their affiliates.

BOARD COMMITTEES AND MEETINGS.

     AUDIT OVERSIGHT COMMITTEE. The Board of each Fund has established an Audit
Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities
Exchange Act of 1934, as

amended (the "Exchange Act"), consisting of Messrs. Belica, Connor, Kertess,
Dalessandro and Sullivan, each of whom is an Independent Trustee. Each Fund's
Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, determines the selection of independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Funds and services to be performed by the auditors for certain affiliates, including the Manager and PIMCO and entities in a control relationship with the Manager or PIMCO that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Committee considers the possible effect of those services on the independence of the Funds' auditors.

     Each member of the Audit Oversight Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.

     The Board of each Fund has adopted a written charter for its Audit
Oversight Committee, a copy of which was attached to the Funds' proxy statement for their joint 2004 annual shareholders meeting. A report of the Audit
Oversight Committee of PCN, dated December 14, 2004, is attached to this Proxy
Statement as Exhibit A-1. A report of the Audit Oversight Committee of PTY, dated January 18, 2005, is attached to this Proxy Statement as Exhibit A-2.

     NOMINATING COMMITTEE. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor,
Kertess, Dalessandro and Sullivan. The Nominating Committees are responsible for reviewing and recommending qualified candidates to the Boards in the event that a position is vacated or created. The Board of each Fund has adopted a written
Charter for its Nominating Committee, a copy of which is posted at the following website address: www.pimcoadvisors.com/closedendfunds/literature.

     Qualifications, Evaluation and Identification of Trustee Nominees. The
Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund's Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii)
relevant industry and related experience, (iii) educational background, (iv)
financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the applicable Fund's expense to identity potential candidates.

     Consideration of Candidates Recommended by Shareholders. The Nominating
Committee of each Fund will review and consider nominees recommended by
Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Funds' Nominating Committee Charter. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund's
Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain

                                       10

biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at
www.pimcoadvisors.com/closedendfunds.literature, for details.

     The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Fund.

     Recommendation of Nominees (Other than Nominees Nominated for Re-Election).
The Manager recommended Mr. Flattum as a candidate for nomination as a Trustee of each Fund. The Independent Trustees of PTY recommended Mr. Sullivan as a candidate for nomination as a Trustee of PTY. Messrs. Flattum and Sullivan were nominated for election by shareholders by the applicable Nominating Committees and all of the Continuing Trustees.

     VALUATION COMMITTEE. The Board of each Fund has a Valuation Committee, composed solely of Independent Trustees, consisting of Messrs. Belica, Connor,
Kertess, Dalessandro and Sullivan. Each Fund's Board has delegated to the
Committee the responsibility to determine or cause to be determined the fair value of the Fund's portfolio securities and other assets when market quotations are not readily available. The Valuation Committees review and approve procedures for the valuation of Fund portfolio securities and periodically review information from the Manager and PIMCO regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and make related recommendations to the full Boards and assist the full Boards in resolving particular valuation matters.

     COMPENSATION COMMITTEE. The Board of each Fund has a Compensation
Committee, consisting of Messrs. Belica, Connor, Kertess, Dalessandro and
Sullivan. The Compensation Committees periodically review and set compensation payable to the Trustees of each Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO.

     MEETINGS. With respect to PCN, during the fiscal year ended October 31,
2004, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session twice during such fiscal year and the Nominating Committee met twice. The Valuation and
Compensation Committees did not meet in separate session. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended October 31, 2004, except Mr. Flattum, who was not elected to the
Board until September 2004.

     With respect to PTY, during the fiscal year ended November 30, 2004, the
Board of Trustees held four regular meetings and three special meetings. The
Audit Oversight Committee met in separate session twice during such fiscal year and the Nominating Committee met twice. The Valuation and Compensation
Committees did not meet in separate session. Each Trustee attended at least 75%
of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended
November 30, 2004, except Messrs. Sullivan and Flattum, who were not elected to the Board until September 2004.

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of
Trustees of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the
Board to the attention of the Board of

                                       11

Trustees, [name of Fund], c/o Brian Shlissel, Fund President, PA Fund Management
LLC, 1345 Avenue of the Americas, NY, NY 10105. Shareholder communications must
(i) be in writing and be signed by the shareholder and (ii) identify the class and number of shares held by the Shareholder. The President of the Fund is responsible for reviewing properly submitted shareholder communications. The
President shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii)
if the President determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The
President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund's Trustees are not required to attend the Fund's annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures. No Trustees attended the last annual shareholder meeting for each of the Funds.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Each Fund's
Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund's Common Shares or Preferred
Shares) are required to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's securities with the Securities and Exchange Commission (the "SEC") and the New York Stock
Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, the Funds believe that each Fund's Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers have complied with all applicable filing requirements during the fiscal years ended October 31, 2004 (PCN) and November 30, 2004
(PTY).

     REQUIRED VOTE. Election of Messrs. Sullivan and Flattum to the Board of
Trustees of a Fund will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) of such Fund cast in the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Dalessandro to the Board of Trustees of PTY will require the affirmative vote of a plurality of the votes of the Preferred
Shareholders (voting as a separate class) of such Fund cast in the election of
Trustees at the Meeting, in person or by proxy.

     THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THIS PROPOSAL.

                                       12

                             ADDITIONAL INFORMATION

     EXECUTIVE AND OTHER OFFICERS OF THE FUND. The table below provides certain information concerning the executive officers of each Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of each Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of each Fund who are principals, officers, members or employees of the Manager or PIMCO are not compensated by the Funds. Unless otherwise noted, the address of all officers is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York,
New York 10105.

                        POSITION(S)   TERM OF OFFICE
                        HELD          AND LENGTH OF
NAME, ADDRESS AND AGE   WITH FUNDS    TIME SERVED*          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
----------------------- ------------- --------------------- --------------------------------------------------------

Brian S. Shlissel       President     PCN                   Executive Vice President and Chief Administrative
Age 40                  and Chief     Since September       Officer, PA Fund Management LLC; Trustee, President
                        Executive     2002. Formerly,       and Chief Executive Officer, PIMCO Advisors VIT;
                        Officer       Treasurer and         President and Chief Executive Officer, PIMCO
                                      Principal Financial   Municipal Income Fund, PIMCO California Municipal
                                      Accounting Officer    Income Fund, PIMCO New York Municipal Income
                                      PTY                   Fund, PIMCO Municipal Income Fund II, PIMCO
                                      Since inception       California Municipal Income Fund II, PIMCO New York
                                      (November 2002)       Municipal Income Fund II, PIMCO Municipal Income
                                                            Fund III, PIMCO California Municipal Income Fund III,
                                                            PIMCO New York Municipal Income Fund III, PIMCO
                                                            Corporate Income Fund, PIMCO Corporate Opportunity
                                                            Fund, Nicholas-Applegate Convertible & Income Fund,
                                                            PIMCO High Income Fund, Nicholas-Applegate
                                                            Convertible & Income Fund II, PIMCO Floating Rate
                                                            Income Fund, PIMCO Floating Rate Strategy Fund,
                                                            Fixed Income SHares and Municipal Advantage Fund
                                                            Inc.

Newton B. Schott, Jr.   Vice          PCN                   Executive Vice President, Allianz Global Investors of
2187 Atlantic Street    President     Since inception       America L.P.; Managing Director, Chief Administrative
Stamford, CT 06902                    (December 2001)       Officer, General Counsel and Secretary, PA Distributors
Age 62                                PTY                   LLC; Managing Director, Chief Legal Officer and
                                      Since inception       Secretary, PA Fund Management LLC; Vice President
                                      (November 2002)       and Secretary, PIMCO Funds: Multi-Manager Series,
                                                            Vice President, PIMCO Municipal Income Fund,
                                                            PIMCO California Municipal Income Fund, PIMCO
                                                            New York Municipal Income Fund, PIMCO Municipal
                                                            Income Fund II, PIMCO California Municipal Income
                                                            Fund II, PIMCO New York Municipal Income Fund II,
                                                            PIMCO Municipal Income Fund III, PIMCO California
                                                            Municipal Income Fund III, PIMCO New York
                                                            Municipal Income Fund III, PIMCO Corporate Income
                                                            Fund, PIMCO Corporate Opportunity Fund,
                                                            Nicholas-Applegate Convertible & Income Fund,
                                                            PIMCO High Income Fund, Nicholas-Applegate
                                                            Convertible & Income Fund II, PIMCO Floating Rate
                                                            Income Fund, PIMCO Floating Rate Strategy Fund and
                                                            Fixed Income SHares; Executive Vice President,
                                                            Municipal Advantage Fund, Inc.

                                       13

                           POSITION(S)  TERM OF OFFICE
                           HELD         AND LENGTH OF
NAME, ADDRESS AND AGE      WITH FUNDS   TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-------------------------- ------------ ----------------- --------------------------------------------------------

David C. Hinman            Vice         PCN               Executive Vice President, PIMCO; Portfolio manager of
840 Newport Center Drive   President    Since inception   the Funds and other investment vehicles managed by
Newport Beach, CA 92660                 (December 2001)   PIMCO.
Age 36                                  PTY
                                        Since inception
                                        (November 2002)

Lawrence Altadonna         Treasurer;   PCN               Senior Vice President, PA Fund Management LLC;
Age 38                     Principal    Since September   Treasurer and Principal Financial and Accounting
                           Financial    2002              Officer, PIMCO Municipal Income Fund, PIMCO
                           and          PTY               California Municipal Income Fund, PIMCO New York
                           Accounting   Since inception   Municipal Income Fund, PIMCO Municipal Income
                           Officer      (November 2002)   Fund II, PIMCO California Municipal Income Fund II,
                                                          PIMCO New York Municipal Income Fund II, PIMCO
                                                          Municipal Income Fund III, PIMCO California
                                                          Municipal Income Fund III, PIMCO New York
                                                          Municipal Income Fund III, PIMCO Corporate Income
                                                          Fund, PIMCO Corporate Opportunity Fund,
                                                          Nicholas-Applegate Convertible & Income Fund,
                                                          PIMCO High Income Fund, Nicholas-Applegate
                                                          Convertible & Income Fund II, PIMCO Floating Rate
                                                          Income Fund, PIMCO Floating Rate Strategy Fund and
                                                          Municipal Advantage Fund, Inc.; Treasurer, Fixed
                                                          Income SHares and PIMCO Advisors VIT. Formerly,
                                                          Director of Fund Administration, Prudential Investments
                                                          (1990-2000).

Youse Guia                 Chief        Since October     Senior Vice President, Group Compliance Manager,
888 San Clemente Drive     Compliance   2004              Allianz Global Investors of America L.P. (since 2004).
Newport Beach, CA 92660    Officer                        Chief Compliance Officer, PIMCO Funds:
Age 32                                                    Multi-Manager Series, PIMCO Municipal Income Fund,
                                                          PIMCO California Municipal Income Fund, PIMCO
                                                          New York Municipal Income Fund, PIMCO Municipal
                                                          Income Fund II, PIMCO California Municipal Income
                                                          Fund II, PIMCO New York Municipal Income Fund II,
                                                          PIMCO Municipal Income Fund III, PIMCO California
                                                          Municipal Income Fund III, PIMCO New York
                                                          Municipal Income Fund III, PIMCO Corporate Income
                                                          Fund, PIMCO Corporate Opportunity Fund,
                                                          Nicholas-Applegate Convertible & Income Fund,
                                                          PIMCO High Income Fund, Nicholas-Applegate
                                                          Convertible & Income Fund II, PIMCO Floating Rate
                                                          Income Fund, PIMCO Floating Rate Strategy Fund,
                                                          Municipal Advantage Fund, Inc, Fixed Income SHares
                                                          and PIMCO Advisors VIT. Formerly, Vice President,
                                                          Group Compliance Manager, Allianz Global Investors of
                                                          American L.P. (since 2002). Audit Manager,
                                                          PricewaterhouseCoopers LLP (1996 -- 2002).

                                       14

                        POSITION(S)  TERM OF OFFICE
                        HELD         AND LENGTH OF
NAME, ADDRESS AND AGE   WITH FUNDS   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
----------------------- ------------ ---------------- -----------------------------------------------------

Thomas J. Fuccillo      Secretary    Since December   Vice President, Senior Fund Attorney, Allianz Global
Age 36                               2004             Investors of America L.P. (since 2004). Secretary,
                                                      PIMCO Municipal Income Fund, PIMCO California
                                                      Municipal Income Fund, PIMCO New York Municipal
                                                      Income Fund, PIMCO Municipal Income Fund II,
                                                      PIMCO California Municipal Income Fund II, PIMCO
                                                      New York Municipal Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California Municipal Income
                                                      Fund III, PIMCO New York Municipal Income Fund III,
                                                      PIMCO Corporate Income Fund, PIMCO Corporate
                                                      Opportunity Fund, Nicholas-Applegate Convertible &
                                                      Income Fund, PIMCO High Income Fund,
                                                      Nicholas-Applegate Convertible & Income Fund II,
                                                      PIMCO Floating Rate Income Fund, PIMCO Floating
                                                      Rate Strategy Fund, Municipal Advantage Fund Inc.,
                                                      Fixed Income SHares and PIMCO Advisors VIT.
                                                      Formerly, Vice President and Associate General
                                                      Counsel, Neuberger Berman, LLC (1991-2004)

Jennifer Patula         Assistant    Since February   Fund Administrator, Allianz Global Investors of
Age 26                  Secretary    2004             America L.P. Assistant Secretary, PIMCO Municipal
                                                      Income Fund, PIMCO California Municipal Income
                                                      Fund, PIMCO New York Municipal Income Fund,
                                                      PIMCO Municipal Income Fund II, PIMCO California
                                                      Municipal Income Fund II, PIMCO New York Municipal
                                                      Income Fund II, PIMCO Municipal Income Fund III,
                                                      PIMCO California Municipal Income Fund III, PIMCO
                                                      New York Municipal Income Fund III, PIMCO
                                                      Corporate Income Fund, PIMCO Corporate Opportunity
                                                      Fund, Nicholas-Applegate Convertible & Income Fund,
                                                      PIMCO High Income Fund, Nicholas-Applegate
                                                      Convertible & Income Fund II, PIMCO Floating Rate
                                                      Income Fund, PIMCO Floating Rate Strategy Fund,
                                                      Municipal Advantage Fund, Inc., Fixed Income SHares
                                                      and PIMCO Advisors VIT.

     INVESTMENT MANAGER AND PORTFOLIO MANAGER. The Manager, located at 1345
Avenue of the Americas, New York, New York 10105, serves as the investment manager of each Fund. Subject to the supervision of the Fund's Board of
Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and their business affairs and other administrative matters. The Manager retains its affiliate,
PIMCO, as sub-adviser to manage each Fund's investments. PIMCO is located at 840
Newport Center Drive, Newport Beach, California 92660. The Manager and PIMCO are
each majority-owned indirect subsidiaries of Allianz AG, a publicly traded
German insurance and financial services company.

     REGULATORY AND LITIGATION MATTERS. On September 13, 2004, the SEC announced that the Manager and certain of its affiliates had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies ("open-end funds") advised or distributed by the Manager and certain of its affiliates. In their settlement with the SEC, the Manager and its affiliates consented to

                                       15

the entry of an order by the SEC and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the
Manager and its affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the
Manager and its affiliates have been dismissed from the related complaint the
SEC filed on May 6, 2004 in the U.S. District Court in the Southern District of
New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Funds.

     In a related action on June 1, 2004, the Attorney General of the State of
New Jersey ("NJAG") announced that it had entered into a settlement agreement with AGI (formerly, Allianz Dresdner Asset Management of America L.P.), an
indirect parent of the Manager, and certain other affiliates of the Manager, in connection with a complaint filed by the NJAG on February 17, 2004. The NJAG dismissed claims against PIMCO, which had been filed as part of the same complaint. In the settlement, AGI and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New
Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the SEC order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Funds.

     On September 15, 2004, the SEC announced that the Manager and certain of its affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Manager and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In their settlement with the SEC, the Manager and its affiliates consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with the settlement, the Manager and its affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Manager and these affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with an affiliate of the Manager in resolution of an investigation into matters that are similar to those discussed in the SEC order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the
Superior Court of the State of California alleging, among other things, that this affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the SEC order nor the California
Attorney General's complaint alleges any inappropriate activity took place with respect to the Funds.

     Since February 2004, the Manager, the Sub-Adviser and certain of their affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of
New York, the Central District of California and the Districts of

                                       16

New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the
U.S. District Court for the District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of
Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Manager and the Sub-Adviser believe that other similar lawsuits may be filed in federal or state courts naming as defendants the Manager, the Sub-Adviser, AGI, the Funds, other open-
and closed-end funds advised or distributed by the Manager, the Sub-Adviser and/or their affiliates, the boards of trustees of those funds, and/or other affiliates and their employees.

     Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the
Manager, the Sub-Adviser, AGI and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey settlement described above under Section 9(a), the Manager, the Sub-Adviser, and certain of their affiliates (together, the "Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New
Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order.
There is no assurance that the SEC will issue a permanent order.

     In addition, it is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market price of the
Funds' shares or other adverse consequences to the Funds and their shareholders.
However, the Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on the Manager's or the
Sub-Adviser's ability to perform its respective investment advisory services relating to the Funds.

     The foregoing speaks only as of the date of this Proxy Statement. There may be additional litigation or regulatory developments in connection with the matters discussed above.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Oversight
Committee of each Fund's Board selected PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of each Fund for their current fiscal years. PwC served as the independent registered public accounting firm of the Funds for their last fiscal year and also serves as the auditor of various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser. PwC is located at 300 Madison Avenue, New York, NY
10017. Each Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

     A representative of PwC, if requested by any Shareholder, will be present via the telephone at the Meeting to respond to appropriate questions from
Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     Each Fund's Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund's independent registered public

                                       17

accounting firm. Under the policies, on an annual basis, the Fund's Audit
Oversight Committee reviews and pre-approves proposed audit and permitted audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

     In addition, each Fund's Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager,
PIMCO and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the
"Accounting Affiliates"), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the
Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

     A Fund's Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting
Affiliate that were not pre-approved as part of the annual process described above. The Chairman of a Fund's Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or other delegate) is reported to the full Audit
Oversight Committee at its next regularly scheduled meeting.

     The pre-approval policies provide for waivers of the requirement that the
Audit Oversight Committee pre-approve permitted non-audit services provided to a
Fund or its Accounting Affiliates pursuant to de minimis exceptions described in
Section 10A of the Exchange Act and applicable regulations (referred to herein as the "de minimis exception").

     Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each of the Funds' two last fiscal years, the Audit Fees billed by PwC are shown in the table below:

                    FUND    FISCAL YEAR ENDING     AUDIT FEES
                  -------   --------------------   -----------
                    PCN     October 31, 2004         $45,000
                            October 31, 2003         $45,750
                    PTY     November 30, 2004        $75,000
                            November 30, 2003        $68,250

     Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees" above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred
Shares), attestation reports and comfort letters. The table below shows, for the fiscal years indicated, the Audit-Related Fees billed by PwC to each Fund.
During those fiscal years, there were no Audit-Related Fees billed by PwC to the
Funds' Accounting Affiliates for audit-related services related directly to the operations and financial reporting of the Funds.

                                       18

                    FUND    FISCAL YEAR ENDING     AUDIT-RELATED FEES
                  -------   --------------------   --------------------
                    PCN     October 31, 2004              $21,000
                            October 31, 2003              $43,116
                    PTY     November 30, 2004             $26,275
                            November 30, 2003             $14,000

     Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the fiscal years indicated, the Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Fund's
Accounting Affiliates related directly to the operations and financial reporting of the Funds.

                    FUND    FISCAL YEAR ENDING     TAX FEES
                  -------   --------------------   ---------
                    PCN     October 31, 2004        $9,900
                            October 31, 2003        $8,800
                    PTY     November 30, 2004       $9,900
                            November 30, 2003       $8,800

     All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees."
For each Fund's last two fiscal years, no All Other Fees were billed by PwC to the Funds or to the Accounting Affiliates for services related directly to the operations and financial reporting of the Funds.

     During the periods indicated in the table above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for the fiscal years indicated, for services rendered to each Fund and the Fund's
Accounting Affiliates are shown in the table below:

                                  NON-AUDIT         NON-AUDIT FEES FOR        AGGREGATE
FUND     FISCAL YEAR ENDED      FEES FOR FUND     ACCOUNTING AFFILIATES     NON-AUDIT FEES
------   -------------------   ---------------   -----------------------   ---------------

PCN      October 31, 2004          $30,900              $2,773,645            $2,804,545
         October 31, 2003          $51,916              $3,481,914            $3,533,830
PTY      November 30, 2004         $36,175              $2,388,527            $2,424,702
         November 30, 2003         $22,800              $3,424,183            $3,446,983

     Each Fund's Audit Oversight Committee has determined that the provision by
PwC of non-audit services to the Fund's Accounting Affiliates that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Fund) were compatible with maintaining the independence of PwC as the Fund's principal auditors. Please see the Reports of the Audit Oversight Committees in Exhibits
A-1 and A-2 to this Proxy Statement.

     OTHER BUSINESS. As of the date of this Proxy Statement, each Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     QUORUM, ADJOURNMENTS AND METHODS OF TABULATION. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent
(30%) of the total Common Shares

                                       19

and Preferred Shares of the Fund entitled to vote at the Meeting, except that a quorum for the election of Mr. Dalessandro as a Trustee of PTY will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred
Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the applicable Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the
Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the
Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

     REPORTS TO SHAREHOLDERS. The 2004 Annual Report to Shareholders for PCN was
mailed to Shareholders on or about December 28, 2004. The 2004 Annual Report to
Shareholders for PTY will be mailed to Shareholders on or about January 27,
2005. ADDITIONAL COPIES OF THE ANNUAL REPORTS AND THE FUNDS' SUBSEQUENT
SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED WITHOUT CHARGE FROM THE FUNDS BY
CALLING 1-877-819-2224 OR BY WRITING TO A FUND AT 2187 ATLANTIC STREET, 7TH
FLOOR, STAMFORD, CONNECTICUT 06902.

     SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETINGS. It is currently anticipated that each Fund's next annual meeting of Shareholders will be held in March 2006.
Proposals of Shareholders intended to be presented at that annual meeting of the
Fund must be received by the Fund no later than September 26, 2005 for inclusion in the Funds' joint proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund's Bylaws. Shareholders submitting any other proposals for a Fund intended to be presented at the 2005 annual meeting (i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's Bylaws, no earlier than November 25, 2005 and no later than December 10, 2005. If a
Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the

                                       20

Shareholder's proposal if it is properly brought before the meeting. If a
Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholder proposals should be addressed to the attention of the
Secretary of the Fund, at the address of the principal executive offices of the
Fund, with a copy to Joseph B. Kittredge, Jr., at Ropes & Gray LLP, One
International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS
PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS
ENCLOSED FOR YOUR CONVENIENCE.

January 21, 2005

                                       21

                                                  Exhibit A-1 to Proxy Statement

                       REPORT OF AUDIT OVERSIGHT COMMITTEE

                           OF THE BOARD OF TRUSTEES OF
                    PIMCO CORPORATE INCOME FUND (THE "FUND")

                             Dated December 14, 2004

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the
"Board") and operates under a written Charter adopted by the Board. The
Committee meets with the Fund's management ("Management") and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended October 31, 2004 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and
PricewaterhouseCoopers LLP ("PwC"), the Fund's independent registered public accounting firm, the audited financial statements for the fiscal year ended
October 31, 2004. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2)
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and 4)
disagreements with Management over the application of accounting principles and certain other matters.

     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1
(requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PA Fund Management
LLC ("PAFM"), the Fund's investment manager, Pacific Investment Management
Company LLC ("PIMCO"), the Fund's sub-adviser and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

                                      A-1

     Based on the foregoing review and discussions, the Committee presents this
Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2004 be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the
Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC
be reappointed as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2005.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
R. Peter Sullivan III

                                      A-2

                                                  Exhibit A-2 to Proxy Statement

                       REPORT OF AUDIT OVERSIGHT COMMITTEE

                           OF THE BOARD OF TRUSTEES OF
                  PIMCO CORPORATE OPPORTUNITY FUND (THE "FUND")

                             Dated January 18, 2005

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the
"Board") and operates under a written Charter adopted by the Board. The
Committee meets with the Fund's management ("Management") and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended November 30, 2004 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and
PricewaterhouseCoopers LLP ("PwC"), the Fund's independent registered public accounting firm, the audited financial statements for the fiscal year ended
November 30, 2004. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2)
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and 4)
disagreements with Management over the application of accounting principles and certain other matters.

     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1
(requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PA Fund Management
LLC ("PAFM"), the Fund's investment manager, Pacific Investment Management
Company LLC ("PIMCO"), the Fund's sub-adviser and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this
Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended November 30, 2004 be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the
Securities and Exchange Commission and the New York Stock Exchange, and

                                      A-3

(3) PwC be reappointed as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2005.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
R. Peter Sullivan III

                                      A-4

                                     PROXY
                           PIMCO CORPORATE INCOME FUND
                           COMMON AND PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON MARCH 1, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Corporate Income Fund, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, March 1, 2005 at the offices of PA Fund Management
LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any
postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF TRUSTEES.

     Please refer to the Proxy Statement for a discussion of the Election of
Trustees.

-----------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominee.

I. Election of Trustee:

   (01) R. Peter Sullivan III (Class III)
   (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                           PIMCO CORPORATE INCOME FUND
--------------------------------------------------------------------------------

                           COMMON AND PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment           [ ]
has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                        PIMCO CORPORATE OPPORTUNITY FUND
                                 COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON MARCH 1, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Corporate Opportunity Fund, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, March 1, 2005 at the offices of PA Fund Management
LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any
postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF TRUSTEES.

     Please refer to the Proxy Statement for a discussion of the Election of
Trustees.

-----------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class II)
   (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                        PIMCO CORPORATE OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment           [ ]
has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                        PIMCO CORPORATE OPPORTUNITY FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON MARCH 1, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Corporate Opportunity Fund, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, March 1, 2005 at the offices of PA Fund Management
LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any
postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF TRUSTEES.

      Please refer to the Proxy Statement for a discussion of the Election of
Trustees.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I.   Election of Trustees:

     (01) John J. Dalessandro II (Class II)
     (02) R. Peter Sullivan III (Class II)
     (03) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                        PIMCO CORPORATE OPPORTUNITY FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment         [ ]
has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______